UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2024

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1

Ft. Pierce, Florida 34982

 (Address of principal executive offices)

(772) 429-2525

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with previously announced efforts by Twin Vee Powercats Co. (the “Company”) to reduce operational cash burn due to industry wide declining demand for recreational marine vehicles, Karl Zimmer agreed to resign from his position as Company President, effective November 30, 2024 (the “Separation Date”). In connection with this resignation, the Company and Mr. Zimmer entered into a Separation Agreement and Release, dated November 30, 2024 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Zimmer will: (i) receive 100% of his current annual base salary ($200,000) through the Separation Date and (ii) render services to the Company as a consultant on an as needed basis following the Separation Date, pursuant to a Consulting Agreement, effective December 1, 2024, with Zimmer Consultants, LLC (the “Consulting Agreement”), in respect of which the Company will pay $60,000 in consulting fees on January 2, 2025 and thereafter $2,500 per diem if services are requested.

The Separation Agreement contains a general release of all claims against the Company and its current and former officers, directors, employees and agents, and a non-disparagement clause relating to the Company or any released party.

The foregoing descriptions of the Separation Agreement and Consulting Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Separation Agreement and Consulting Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement between Twin Vee Powercats Co. and Karl Zimmer, dated November 30, 2024
10.2	Consulting Agreement between Twin Vee Powercats Co. and Zimmer Consultants, LLC, effective December 1, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024	TWIN VEE POWERCATS CO. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer and President